UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 26, 2007
Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 33707	04-3285398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Reservoir Place
1601 Trapelo Road, Suite 329
Waltham, Massachusetts		02451

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On November 26, 2007, Constant Contact, Inc. (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Lease, dated as of July 9, 2002, as amended (the “Lease”), between the Company and Boston Properties Limited Partnership (the “Landlord”). Pursuant to the Fourth Amendment, the Company has agreed to lease an additional 28,252 square feet of office space (the “Amendment Premises”) in Reservoir Place, 1601 Trapelo Road, Waltham, Massachusetts, which is the current location of the Company’s principal executive offices.
     The occupancy of the Amendment Premises will begin on the earlier to occur of (i) March 1, 2008, (ii) the date on which the work necessary to prepare the Amendment Premises for the Company’s occupancy is substantially complete or (iii) the date on which the Company begins beneficial use of the Amendment Premises for its business purposes (the “Commencement Date”). The term of the lease for the Amendment Premises will expire on September 30, 2010, coterminous with the expiration of the term for the space being leased by the Company pursuant to the Lease. The Company, at its sole cost and expense, will perform all work necessary to prepare the Amendment Premises for its occupancy pursuant to plans and specifications that are subject to the reasonable approval of the Landlord. Following completion of the work, the Landlord will reimburse the Company up to approximately $358,000 of certain of the costs incurred by the Company in performing that work.
     The annual fixed rent for the Amendment Premises from the Commencement Date through and including September 2008 will be approximately $903,940. During the next 12 calendar months, the annual fixed rent for the Amendment Premises will be approximately $932,192. Thereafter and through the expiration of the term, the annual fixed rent for the Amendment Premises will be approximately $960,444. In addition to the fixed annual rent, the Company will be responsible for certain costs and charges, including certain operating expenses (commencing January 1, 2009) and real estate taxes (commencing July 1, 2008), specified in the Lease that are allocable to the Amendment Premises.
     The Fourth Amendment provides the Company with a right of first offer with respect to certain office space at the same location.
     All terms and conditions of the Lease, including the right to extend the term of the Lease and any default provisions therein, apply to the Amendment Premises, except as otherwise indicated in the Fourth Amendment.
     The foregoing summary of the Fourth Amendment is subject to, and qualified in its entirety by the Fourth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
           The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: November 28, 2007	By:	/s/ Gail F. Goodman
Gail F. Goodman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Lease, dated as of November 26, 2007, between the Registrant and Boston Properties Limited Partnership